SECURITIES AND EXCHANGE COMMISSION

Washington, D.C.   20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)   May 8, 2013

	Registrant, State of Incorporation, Address of	I.R.S. Employer
Commission File	Principal Executive Offices and Telephone	Identification
Number	Number	Number

1-08788	NV ENERGY, INC.	88-0198358
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

2-28348	NEVADA POWER COMPANY d/b/a	88-0420104
NV ENERGY
Nevada
6226 West Sahara Avenue
Las Vegas, Nevada 89146
(702) 402-5000

0-00508	SIERRA PACIFIC POWER COMPANY d/b/a	88-0044418
NV ENERGY
Nevada
P.O. Box 10100 (6100 Neil Road)
Reno, Nevada 89520-0400 (89511)
(775) 834-4011
None

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 1.01 Entry into a Material Definitive Agreement.
Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
Item 5.07 Submission of Matters to a Vote of Security Holders.

SIGNATURES

Item 1.01        Entry into a Material Definitive Agreement.

On May 10, 2013, Nevada Power Company d/b/a NV Energy (“NPC”) and Sierra Pacific Power Company d/b/a NV Energy (“SPPC”), both wholly-owned subsidiaries of NV Energy, Inc. (“NVE”), entered into a Plan of Merger and Merger Agreement (the “Merger Agreement”) providing for the merger of SPPC with and into NPC, with NPC as the surviving corporation (the “Merger”).  On May 10, 2013, the Merger Agreement was approved by NVE as the sole stockholder of NPC and SPPC.  Completion of the Merger is subject to receipt of all consents, authorizations, orders and approvals required by either party, including but not limited to approval by the Public Utilities Commission of Nevada and the Federal Energy Regulatory Commission.  The Merger Agreement also provides for certain amendments to the Articles of Incorporation and the By-laws of the surviving corporation upon completion of the Merger, including an amendment changing its name.  NVE currently expects the Merger to be completed on or before January 1, 2014.

Item 5.02        Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain

                        Officers; Compensatory Arrangements of Certain Officers.

As further described under Item 5.07 below, on May 8, 2013, the stockholders of NVE approved at their Annual Meeting the NVE 2013 Long Term Incentive Plan (the “LTIP”), the terms of which are set forth in NVE’s definitive Proxy Statement for the Annual Meeting.

Item 5.07        Submission of Matters to a Vote of Security Holders.

NVE held its annual meeting of stockholders on May 8, 2013.  Each matter voted upon at the meeting and the results of the voting on each such matter are presented below.

Proposal 1 – Election of ten (10)  directors to serve one-year terms and until their successors are elected and qualified.

Director	Votes For	Votes Against	Abstentions	Broker Non-Votes

Joseph B. Anderson, Jr.	158,749,249	38,994,298	274,955	16,002,230
Glenn C. Christenson	197,095,563	649,656	273,283	16,002,230
Susan F. Clark	197,101,517	651,120	265,865	16,002,230
Stephen E. Frank	167,103,190	30,635,464	279,848	16,002,230
Brian J. Kennedy	196,907,659	826,155	284,688	16,002,230
Maureen T. Mullarkey	197,292,541	453,446	272,515	16,002,230
John F. O’Reilly	196,799,761	944,759	273,982	16,002,230
Philip G. Satre	195,967,034	410,766	1,640,702	16,002,230
Donald D. Snyder	196,654,835	1,081,618	282,049	16,002,230
Michael W. Yackira	197,128,476	640,520	249,506	16,002,230

    All ten nominees for director were elected.

Proposal 2 – Advisory vote on NVE’s executive compensation.

Votes For	Votes Against	Abstentions	Broker Non-Votes
190,648,891	6,638,448	731,163	16,002,230

The advisory vote on NVE’s executive compensation was approved.

Proposal 3 – Proposal to approve NVE’s 2013 Long Term Incentive Plan.

Votes For	Votes Against	Abstentions	Broker Non-Votes
159,170,688	38,284,238	563,576	16,002,230

NVE’s 2013 Long Term Incentive Plan was approved.

Proposal 4 – Ratification of the appointment of Deloitte & Touche LLP as the independent registered public accounting firm for 2013.

Votes For	Votes Against	Abstentions
212,605,060	1,148,466	267,205

The appointment of Deloitte & Touche LLP was ratified.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrants have each duly caused this report to be signed on their behalf by the undersigned, thereunto duly authorized.

NV Energy, Inc.
(Registrant)

Date: May 13, 2013	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer

Nevada Power Company d/b/a NV Energy
(Registrant)

Date: May 13, 2013	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer

Sierra Pacific Power Company d/b/a NV Energy
(Registrant)

Date: May 13, 2013	By:	/s/ E. Kevin Bethel
E. Kevin Bethel
Chief Accounting Officer